Exhibit 99.1

(NYSE MKT: CTO) 2016 Investor Day Presentation Published: December 1, 2016

If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing infrastructure work affiliated with certain land transactions and the impact on the total estimated gain, as well as the timing of the recognition of that gain, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the ability for the Company to convert to a real estate investment trust, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.      Endnote references (A) through (M) provided in this presentation are defined on Slide 67 All Financial Information pertaining to fiscal year 2016 is unaudited. This presentation supplements and updates certain portions of the Company’s Q3 Investor Deck (published October 21, 2016 and available on the Company’s website); however, in the event any of the information herein conflicts with information in the Q3 Investor Deck, the information herein shall be deemed to supersede such information in the Q3 Investor Deck. 2

Investor Day Agenda Topic Speaker(s) Time Breakfast – SWOT Analysis Gregg Logan - RCLCO 8:30 a.m. – 9:00 a.m. CTO Presentation John Albright/Mark Patten 9:10 a.m. – 10:00 a.m. Bill Bullock - Minto Communities Robert McDaniel - Integra Land Co. Dick McNerney - Adams Cameron David Murphy - CBRE Jim Wiseman - Margaritaville Real Estate Market Panel 10:10 a.m. – 11:00 a.m. Kerry Karl – Volusia County Association for Responsible Development (VCard) Economic Development 11:00 a.m. – 11:30 a.m. Lunch - Property Tour 11:45 a.m. – 1:00 p.m. 3

Snapshot As of November 30, 2016 (unless otherwise noted) Equity Market Cap Debt (A) Total Enterprise Value (‘TEV’) (A) Cash (including 1031 restricted cash) $305.5 million $171.6 million $477.1 million $ 3.8 million 35.2% (net debt to TEV) (A) Leverage LAND HOLDINGS INCOME PROPERTIES LOAN INVESTMENTS SUBSURFACE INTERESTS Book Value $0 (1) Includes approximately $200k of NOI from billboard leases Income Liquidity  Asset Rich 4 10,500 Acres Undeveloped Land 31 Properties ≈1.7 million sq. ft Retail & Office 3 Loans Hotel & Retail ≈500,000 Acres With  4,200 Acres Under Contract $100mm (B) NOI = $19.2 million(H) (1) Value @ 6.5% Cap Rate = $295mm Avg. Yield 8.8% $24 million Renegotiating Contract OPERATINGSEGMENTS

CTO Highlights Portfolio Daytona

How Low does Stock Market Value our Land? (L)

As of November 30, 2016 (unless otherwise noted)

Equity Market Cap [closing price $53.37]	$306mm
Debt (A)	$172mm
1031 Tax Deferred Liabilities (1)	$56mm
Total Adjusted Enterprise Value (TAEV)(A)	$534mm
Less: Income Properties (Value @ 6.5% cap rate on NOI)	($295mm)
Less: Contract Amount for Subsurface Interests	TBD
Less: Basis in Commercial Loan Investments	($24mm)
Less: Cash & 1031 Restricted Cash	($4mm)
Less: Value of Impact Fees (M) & Mitigation Credits, Golf, and Other Assets (1)	($19mm)
Net TAEV Attributable to Land	$192mm
Less: Value of Land Pipeline Contracts (≈4,200 acres @ approx. $24k/acre)(B)	($100mm)
Net TAEV Attributable to Remaining ≈6,300 Acres of Land ("Remaining Acres") (A)	$92mm
Remaining Acres	≈6,300
Implied Net TAEV per Acre Attributable to Remaining Acres (A)	$14,603 per Acre
Implied Net TAEV per Acre Attributable to Remaining Acres (excluding 1031 Def Tax Liab.) (A)	$5,714 per Acre

(1) As of September 30, 2016

CONSOLIDATED TOMOKA
5

Focused on Shareholder Returns From 2012 Through November 30, 2016 (unless otherwise noted)  Monetizing Land $40.4mm in sales (271 acres), $149k/acre Approx. $100mm under contract (4,200 acres, 40% of land) 76.5 acres sold - 630,000 sq ft Distribution Center [500 jobs] 38.93 acres sold - 350,000 sq ft Tanger Outlet Center [900 jobs] Invested approx. $280.4mm in 34 properties, 8 new states Over $12.4mm in revenues since 2012 Negotiating Monetization of components of portfolio Strong positive cash flow growth since 2012 Since 2014: $14.1mm,≈283k Shares @ Avg Price = $49.89/share Increased from $0.04/share semi-annual to $0.04/share quarterly  Transformative Deals  Investment in Income   Subsurface Interests  Growing Cash Flow  Share Buyback (C)  Dividend (D) 6

Share Price (Adjusted for dividends) Performance August 1, 2011 through November 30, 2016 Source: Bloomberg New Management Delivering Shareholder Returns 7 Symbol Total Return Compounded Annual Return CTO 86.36% 12.37% S&P 500 SPX 91.76% 12.97% REIT Index RMZ 65.10% 9.85% Russell 2000 RTY 79.83% 11.62%

G&A Expenses – Annual Results for 2013 thru 2015 and YTD Q3 2016 Operating Efficiently ($’s in millions) (1) (2) (3) (4) (5) Adjustments for non-cash charges and certain non-recurring expenses Non-cash charge Incudes non-recurring environmental reserves ($500k for state environmental matter, $188k for federal environmental matter) and legal costs associated with each Pension charge in 2014 (Approx. $700k non-cash), severance primarily in 2013 and other non-recurring charges Utilizing Market Cap as of November 30, 2016 Efficient Operations14 Employees 8 % of Market Cap (5) 1.3% 2013 2014 2015 YTD 2016 Reported G&A $5.4 $7.0 $8.8 $8.5 Less: Adjustments (1) Stock Compensation (2) (0.9) (1.3) (2.2) (2.9) Environmental Reserves (3) - (0.1) (0.9) - Shareholder Matters - - (0.1) (1.3) Other G&A (4) (0.1) (0.9) (0.3) (0.2) G&A – Net of Adjustments $4.4 $4.7 $5.3 $4.1

CTO | Highlights | Portfolio Land Holdings | Daytona

Land Holdings


Jacksonville 90 Miles
Ormond Beach
1,053 Acres
Minto Phase II 1,686 Acres
Minto Phase I 1,583 Acres
2,366 Mitigation Land
Tiger Bay State Forest
5 Mile Radius
146 Acres
Industrial Park 865 Acres
Orlando 56 Miles
Miami 260 Miles
Port Orange
A
B
C
D
E
F
G
H
I
J
K
L

Parcel	Description	Potential Use	Acres
A	Minto II	Residential	1,686
B	Minto I	Residential	1,581
C	ICI (1)	Residential	750
D	South LPGA Parcel	Residential	194
E	Mitigation Land Parcel	Industrial	2,366
F	Parcel F	Residential	1,053
G	Tomoka Town Center - NADG	Commercial	82
H	NW Quadrant - LPGA & I-95	Commercial	238
I	Industrial Park	Industrial	865
J	Parcel Across from FL Hospital	Commercial	83
K	SE Quadrant - LPGA & Clyde Morris	Commercial/Industrial	130
L	E of Williamson, N or LPGA	Residential	200
	Subtotal		9,228
	Other Acreage East of I-95 Under Contract		105
	Remaining Acreage East of I-95		362
	Remaining Acreage West of I-95		385
	Remaining Acreage Industrial		210
	Approximate Additional Acreage		285
	Total Acreage		**10,575**

Under Contract (B)

(1) Includes Option parcel of approximately 146 acres for $1.4mm

CONSOLIDATED TOMOKA
Key Parcels
9

Potential Land As of November 30, 2016 Sales (B) Commercial/Retail 2 1) $18,000 7 1 3 3A (1) Contract amount may be reduced if Minto elects to not utilize Seller financing option Total Potential Sales  4,200 Acres = approx. $100mm  $24k/acre 10 6 5 4 Contract/Parcel Acres Contract Amount Price per Acre (rounded) Timing Minto (AR Residential) 1 1,581 $28.7mm( ’16 – ‘17 Minto (AR Residential) 2 1,686 $31.4mm $19,000 ’18 - ‘19 ICI (SF Residential) 3 604 $9.0mm $15,000 ’16 – ‘17 ICI Option Parcel (SF) 3A 146 $1.4mm $10,000 ’16 – ‘17 North Amer. Dev Grp 4 82 $20.2mm $248,000 ’17 – ‘18 Commercial/Retail 4 $1.2mm $294,000 ‘18 Mixed-Use Retail 22 $5.6mm $253,000 ’17 Commercial/Retail 6 $1.5mm $245,000 ’17 SF Residential 73 $1.0mm $14,000 ’17 Totals/Average 4,200 $100mm $24,000 8 7 6 5 8 SF – Single Family; AR – Age Restricted Total Acres East of I-95 Approx. 1,200 acres Total Acres West of I-95 Approx. 9,300 acres Land Holdings

CTO | Highlights | Portfolio Land Holdings | Daytona

Potential Land Absorption – West of I-95 (B)

Parcel	Use	Status	Timing	Contract Amount/Value Estimate
A	Residential	U/C	'18-'19	$31.4mm
B	Residential	U/C	'16-'17	$28.7mm
C	Residential	U/C	'16-'17	$10.4mm (1)
D	Residential	N/A	N/A	$10k-$25k/acre
E	Mitigation Bank	I/P	TBD	$5k-$12k/acre
F	Residential	N/A	TBD	$15k-$20k/acre


F
1,053 Acres
A
1,686 Acres
minto
B
1,581 Acres
minto
E
Proposed Mitigation
2,366
Acres
C
750
Acres
ICI HOMES
D
194 Acres

- U/C – Under Contract
- I/P – In Process

(1) Includes Option parcel of approximately 146 acres for $1.4mm

CONSOLIDATED TOMOKA

11

Potential Land Sales – Minto Communities (B) West of I-95 www.Minto.com Phase I   3,600 units ≈200k SF Commercial Age Restricted Residential 12 Land Holdings

Potential Land Sales – ICI Homes (B) West of I-95    1,000-1,200 Lots 604 acres @ $9MM 146 acres @ $1.4MM (1) (1) Option parcel Single-Family Residential 13 Land Holdings

(B) Mitigation Bank – Analysis of Opportunity        Gross Site Area Development Costs Mitigation Credits Market Value of Credits 2,366 Acres $3mm - $5mm 350-450 UMAM $100k - $150k    Investment Potential Land Value $12mm - $30mm $5k - $12.5k/acre $3mm - $5mm $15mm - $35mm $35mm - $64mm      Est. Dev. Costs Total Est. Investment Potential Value of Credits Potential Activation Within 2 years 14 2,366 Acres West of I-95 Land Holdings

Portfolio Land Holdings North American Development Group (BJ Eastofi-95 IITOMOKA CONSOLIDATED Tomoka Town Center 15 Outrets Tanger

(B) North American Development Group East of I-95 Contractually Obli 8 ≈ 82 Acres under contract - $20.2mm 16 Acres Under Contract gated to Close no later than 201 (A) 23.77 Acres (A) 37.26 Acres [Closed Dec ‘15] 57.79 Acres Land Holdings

Well-Positioned Land: Industrial Parcels West of I-95 The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. Potential Value Range : $30k - $70k per Acre 17 Land Holdings

Land Highlights - East of I-95 East of I-95 A B C D E $150k-$275k $75k-$170k $50k-$125k $200k-$300k $100k-$200k B C A D E The value ranges are estimates only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. 18 Parcel Est. Value Range/Acre Land Holdings

Well-Positioned Land: North of LPGA East ofl-95 The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. IITOMOKA CONSOLIDATED Potential Value Range: $150k-$275k per Acre 19

The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. II Potential Value Range: $120k-$150k per Acre DATED 20

Well-Positioned Land: Distribution/Industrial East of I-95 The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. Potential Value Range : $80k - $125k per Acre 21 Land Holdings

Monetizing ourLand Annual Land Sales for 2005 – 2015 and YTD 2016 & Pipeline as of 11/30/16 (B) Note: Multi-family included in residential (Land Sales in $000’s) 2012 – YTD 2016 Total Sales  $40.4mm Avg. Price/Acre  $149k Average Price/Acre Residential Commercial Total Total Acres Sold $ 20,665 $ 140,116 $ 107,754 336.0 $ $ $ 100,000 96,340 96,535 214.5 $ $ $ 18,480 166,392 47,468 486.5 $ - $ - $ 158,307 $ 158,307 15.8 $ $ $ - - - - $ $ $ - - - - $ $ $ - 37,133 37,133 16.6 $ - $ 256,542 $ 256,542 11.7 $ $ $ - 86,952 86,952 99.7 $ 151,894 $ 204,939 $ 197,571 114.0 $ - $ 186,820 $ 186,820 29.1 $ 174,669 $ 174,669 24.4 $ 23,755 ≈4,200 Executing Our Strategy 22 Land Holdings

Analysis As of November 30, 2016 of Price per Acre – Sales Since 2012 + Pipeline West of I-95 East of I-95 East of I-95 West of I-95 Total 408.24 4,064.51 $ $ 64,250 74,709 $ $ 157.4 18.4 4,472.75 $ 138,959 $ 31.1 Residential 4,109.48 $ 73,042 $ 17.8 Commercial Total 363.27 $ 65,918 $ 181.5 4,472.75 $ 138,959 $ 31.1 Heavily discounted by Market 23 Average Price Per AcresSales PriceAcre Average Price Per AcresSales PriceAcre Sales Price and Price Per Acre ($ in 000’s) Under Contract (B) Land Holdings

(B) Beach Parcel – 6.04 Expected Opening of Restaurants – Q4 2017 Acres Near Term Investment Two 6,000 SF Restaurant Properties      Investment in Land Estimated Development Costs Total Est. Investment $10.8mm $ 6.0mm $16.8mm Estimated 7%-11% Unlevered Yield 24 Land Holdings

(B) Beach Parcel – 6.04 Expected Opening of Restaurants – Q4 2017 Acres Near Term Investment Two 6,000 SF Restaurant Properties Restaurant Renderings 25 Land Holdings

(B) Beach Parcel – 6.04 Acres Long Term Development Opportunity Summary of Approved Entitlement      Up to 900 Total Units 1.2mm square feet Potential Uses          Timeshare Hotel Condominium Retail Parking Would Seek Developer for Opportunity high-rise/vertical Future Investment Option 26 Land Holdings

(B)    Subsurface Interests (500,000 Acres) Was under contract for $24 million Currently renegotiating contract with potential buyer    CTO owns full or partial interest in approximately 500,000 subsurface acres Approximately 95% of total subsurface acres Remaining 5% of total subsurface acres  Counties with active or historic oil/gas production (1) Average success rate for wells drilled in Florida between 1995-2008 was 77% (1)        (1) April ‘08 Report by US Depart of the Interior  27 County Acreage Osceola 145,136 Hendry 91,103 Lee 88,186 Okeechobee 35,326 Polk 32,793 Highlands 31,859 Taylor 22,512 St. Lucie 17,143 De Soto 12,274 All other counties 23,668 TOTAL 500,000 Subsurface Interests

Income As of November 30, 2016 Producing Investments Total Portfolio NOI as of 11/30/16 = $19.2mm (1) Based on NOI Approx. 33.8% NOI from Investment 28 Grade Tenants SINGLE-TENANT 65% MULTI-TENANT 35% OFFICE 52% RETAIL 48% Portfolio Mix(1)(H) Largest Markets (1)(H) City % of NOI Raleigh 18.1% Santa Clara 12.1% Orlando 10.0% Jacksonville 9.5% Atlanta 7.2% All Other 43.1% Income Properties

Fastest Growing MSA’s in U.S. As of August 2016 1 Orlando-Kissimmee-Sanford 4.4% 1,213 4 properties 3 San Jose – Sunnyvale – Santa Clara 3.6% 1,087 1 property 5 Denver – Aurora – Lakewood 3.2% 1,455 7 Portland – Vancouver - Hillsboro 2.9% 1,145 9 Charlotte – Concord – Gastonia 2.6% 1,133 1 property 11 Miami – Ft. Lauderdale – West Palm Bch 2.4% 2,559 13 Phoenix – Mesa – Scottsdale 2.3% 1,946 2 properties 15 Riverside – San Bernardino – Ontario 2.3% 1,376 Source: Bureau of Labor Statistics Exposure to High Growth Markets 29 Population in millions 14Baltimore – Columbia – Towson2.3%1,400 12San Francisco – Oakland – Hayward2.4%2,331 10Washington DC – Arlington - Alexandria2.4%3,2461 property 8Atlanta – Sandy Springs – Roswell2.7%2,6682 properties 6Tampa – St. Petersburg - Clearwater3.1%1,288 4Dallas – Ft. Worth – Arlington3.4%3,5322 properties 2Seattle-Tacoma-Bellevue3.7%1,9741 property RankMSAGrowth RatePopulation SizeCTO Investments Income Properties

CTO | Highlights | Portfolio Income Properties | Daytona

Income Property Portfolio (H)

As of November 30, 2016

Single-Tenant Portfolio

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	NOI
Wells Fargo	AA-	Raleigh, NC	Office	450,393	7.8	$2,760,835
Hilton Grand Vacations	NR	Orlando, FL	Office	133,914	5.0	$1,539,837
Lowe's	A-	Katy, TX	Retail	131,644	10.2	$917,000
CVS	BBB+	Dallas, TX	Retail	10,340	25.2	$685,000
Harris Teeter	NR	Charlotte, NC	Retail	45,089	11.4	$677,250
Container Store	NR	Phoenix, AZ	Retail	23,329	13.3	$630,315
At Home	B	Raleigh, NC	Retail	116,334	12.8	$620,380
Rite Aid	B	Renton, WA	Retail	16,280	9.6	$558,139
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	7.2	$551,250
Best Buy	BB	McDonough, GA	Retail	30,038	4.2	$427,500
Big Lots	NR	Glendale, AZ	Retail	34,512	6.2	$365,400
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	1.2	$364,467
Walgreens	BBB	Alpharetta, GA	Retail	15,120	8.9	$362,880
Big Lots	NR	Germantown, MD	Retail	25,589	7.2	$358,246
Walgreens	BBB	Clermont, FL	Retail	13,650	12.3	$327,600
Bank of America	A	Monterey, CA	Retail	32,692	4.0	$295,249
Outback	BB	Charlottesville, VA	Retail	7,216	14.8	$282,250
Outback	BB	Charlotte, NC	Retail	6,297	14.8	$201,967
Outback	BB	Austin, TX	Retail	6,176	14.8	$189,641
Carrabas	BB	Austin, TX	Retail	6,528	14.8	$158,307
Total Single Tenant				1,179,456	9.5	$12,273,513

CONSOLIDATED TOMOKA

Strong Cash Flow

30

Income As of November 30, 2016 Property Portfolio (H) Multi-Tenant Portfolio 3600 Peterson 245 Riverside Ave Whole Foods Century Theaters Concierge Mason Commerce (Flex) 7 Eleven Williamson Bus.Park Grove at Winter Park Total - Multi-Tenant Class A Class A N/A N/A Class B Class B N/A Class B N/A Santa Clara, CA Jacksonville, FL Sarasota, FL Reno, NV Daytona Beach, FL Daytona Beach, FL Dallas, TX Daytona Beach, FL Winter Park, FL Office Office Retail Retail Office Office Retail Office 75,841 136,856 59,341 52,474 22,012 30,720 4,685 15,360 5.3 4.1 4.1 3.0 2.5 4.3 7.5 7.8 $2,267,134 $1,763,968 $1,155,632 $591,420 $402,389 $329,313 $134,883 $80,103 Retail 112,292 - - 509,581 4.4 $6,724,842 Strong Cash Flow 31 Property Rentable Remaining Tenant/Building Class Location Type Square Feet Lease Term NOI Income Properties

CTO | Highlights | Portfolio Income Properties | Daytona

2016 Acquisition Highlights

($'s in millions)

Tenant(s)	Investment Type	Location	Purchase Price	Cap Rate	Yrs Remaining on Lease	Square Feet
Centrify adesto TECHNOLOGIES	Multi-Tenant Office	Santa Clara, CA	$30.0	7.77%	5.3	75,841
CVS/pharmacy	Single-Tenant	Dallas, TX	$14.9	4.60%	25.1	10,340
at home	Single-Tenant	Raleigh, NC	$9.2	6.75%	12.7	116,334
Bank of America	Single-Tenant	Monterrey, CA	$8.4	3.50%	3.9	32,692
CENTURY	Multi-Tenant	Reno, NV	$6.9	8.57%	3.0	52,474
BLOOMIN' BRANDS	Single-Tenant	Austin, TX	$3.4	5.60%	14.8	6,176
BLOOMIN' BRANDS	Single-Tenant	Charlottesville, VA	$5.0	5.60%	14.8	7,216
BLOOMIN' BRANDS	Single-Tenant	Charlotte, NC	$3.6	5.60%	14.8	6,297
BLOOMIN' BRANDS	Single-Tenant	Austin, TX	$2.8	5.60%	14.8	6,528
7	Multi-Tenant	Dallas, TX	$2.5	5.53%	7.4	4,685
Totals			$86.7	6.33%	9.8	318,583

CONSOLIDATED TOMOKA
Strong Long-Term Real Estate
32

2016 Acquisition 3600 Peterson (Santa Clara, CA) $30.0mm Investment        Single Story - Class A Office 100% Leased Tenancy: Two tenants 5.3 year weighted avg. remaining lease term 75,841 Square Feet 5.24 Acres Complete ($14mm) renovation in 2014 3% annual rent escalations Additonal 100,000 Sq Ft of development permitted Investment basis $395/Sq Ft            Potential for Additional Density 33 Acquisition Cap Rate 7.77% Income Properties

2016 Acquisition 3600 Peterson (Santa $30.0mm Clara, CA) Investment Boston Properties Well Located in Growth Market 34 Menlo Equites & Beacon Capital The Campus $600 PSF In April of 2016 Purchased 3625 Peterson Way for $78 MM / $358 PSF In June of 2016 LeEco acquired a 48.6 acre site from Yahoo for $250 MM Income Properties

2016 Acquisition CVS Ground Lease (Dallas, TX) $14.9mm Investment  25 years of lease term remaining 10,340 Square Feet S&P credit rating: BBB+ 0.91 Acres New construction, built in 2016 Up to 400,000 sq. feet of development permitted Rent escalation 7.5% yr. 21            3-Mile Demographics    Population: 177,625 Avg. HH income: $89,619 Covered Land Play Redevelopment Opportunity 35 Acquisition Cap Rate 4.60% Income Properties

2016 Acquisition Bloomin Brands NNN Sale Leaseback ( TX, NC, VA) $14.9mm Investment  Acquired all properties with new 15 year lease terms 26,217 rentable square feet S&P credit rating: BB 7.92 Acres Rent escalations 1% per yr. 3-Mile Demographics -          Huntersville, NC Charlottesville, VA Portfolio Population:    73,217 Avg. HH income: $88,036 Austin, TX Performing Assets Austin, TX Strong Good Markets  36 Acquisition Cap Rate 5.60% Income Properties

2016 Acquisition At Home NNN Lease (Raleigh, NC) $9.2mm Investment  Acquired with 13+ years of lease term remaining Basis of $79 per SF 116,334 Square Feet S&P credit rating: B 10.64 Acres Built in 1995 Rent escalations 2% per yr.            3-Mile Demographics    Population: 88,281 Avg. HH income: $68,037 Low Basis Low Rent 37 Acquisition Cap Rate 6.75% Income Properties

2016 Acquisition At Home NNN Lease (Raleigh, NC) $9.2mm Investment Low Basis Low Rent 38 Income Properties

2016 Acquisition Bank of America Ground Lease (Monterey, CA) $8.4mm Investment              4.0 years lease term remaining 32,692 Square Feet S&P credit rating: A 1.26 Acres Built in 1982 >$220mm in deposits Renewal rate reset based on land value (Potential to increase yield to 7%-8%) 1 10yr Renewal Option Potential Redevelopment - zoned for up to 4 stories    3-Mile Demographics Population: 61,735 Avg. HH income: $93,610 Covered Land Play  Redevelopment Opportunity 39 Acquisition Cap Rate 3.50% Income Properties

2016 Acquisition Bank of America Ground Lease (Monterey, CA) $8.4mm Investment Redevelopment Potential 40 Income Properties

2016 Acquisition Century Theatres (Reno, NV) $6.9mm Investment  3.0 years of lease term remaining 52,474 Square Feet 12 screens 1.39 Acres Built in 2000 Intense redevelopment activity in the market          3-Mile Demographics    Population: 134,475 Avg. HH income: $51,821 Growing Market  Below Replacement Cost 41 Acquisition Cap Rate 8.57% Income Properties

2016 Acquisition Century Theatres (Reno, NV) $6.9mm Investment Rapidly Redeveloping Market 42 Income Properties

Portfolio Highlights (Raleigh, NC) Single-Tenant $42.3mm Investment      Single-Tenant Class A Office Rent @ 50% below market Investment basis - $94/sq. ft. or approx. 50% below replacement cost 7.8 years remaining on lease Rent Escalation in 2019 450,393 Square Feet Investment Grade Tenant: Wells Fargo Bank N.A. (AA-) Approx. 40.0 acres Potential to add 250,000 sq. feet            Wells Fargo 43 Acquisition Cap Rate 6.53% Income Properties

Portfolio Highlights (Raleigh, NC) $42.3mm Investment Wells Fargo 44 Income Properties

Portfolio Highlights (Jacksonville, FL) Multi-Tenant $25.1mm Investment    Class A Office Strong Retail/Residential development activity in area Investment basis ($185/sq ft) below replacement cost 4.5 years weighted average remaining on leases 100% Occupied 136,856 Square Feet Former St. Joe Headquarters built in 2003 Outperforming Underwriting            245 Riverside 45 Income Properties

Portfolio Highlights (Glendale, AZ) Single-Tenant $8.6mm Investment              13.4 years remaining on lease 3-mi Pop. 106,525 3-mi Avg HHI $76,173 23,329 Square Feet 2015 New Construction Single-Tenant, Triple Net Lease Outparcel to Macerich’s Arrowhead Mall (avg. sales of $650 per sq. ft.) Major renovation of mall announced by Macerich  Container Store 46 Acquisition Cap Rate 7.30% Income Properties

Portfolio Highlights (Sarasota, FL) Multi-Tenant $19.1mm Investment 6.9 years weighted average remaining on leases 59,341 Square Feet - 99% Occupied 3-mi Pop. 68,157 3-mi Avg HHI $63,561 36,000 SF (61% of property) leased to free standing Whole Foods Market              BBB-Credit 9 yrs on lease @ acquisition     23,000 square feet of ground floor retail 455 space parking garage Outperforming Underwriting Shoppes at Sarasota Row 47 Income Properties

Portfolio Highlights (Sarasota, FL) $19.1mm Investment Shoppes at Sarasota Row 48 Income Properties

CTO | Highlights | Portfolio Income Properties | Daytona

Potential Redevelopment Opportunities

Property	Site Size	Current Improvements	Potential Development
CVS/Pharmacy Dallas, TX	0.91 Acres	CVS Single Story	Approximately 400,000 SF
Bank of America Monterey, CA	1.26 Acres	Bank of America Branch Two Story	Up to 4 stories
3600 Peterson Way Santa Clara, CA	5.24 Acres	76,000 SF Office Single Story	Approximately 177,000 SF
Beach Parcel Daytona Beach, FL	6.04 Acres	Beachfront Land Vacant	900 Units 1.2mm SF
Wells Fargo Raleigh, NC	40.33 Acres	450,000 SF Office	Additional 250,000 SF

CONSOLIDATED TOMOKA

Opportunity for Expanded Yields

49

Opportunistic Investment The Grove at Winter Park (Winter Park, Approx. 112,000 sq ft 35% Leased 14.35 acres 548 Parking Spaces 3-mi Pop. 93,236 3-mi Avg HHI $59,994 FL) (1) Total Estimated Investment $12.5mm              Negotiating LOI’s on 20,000 sq. feet of infill space Virtually Vacant When Acquired (1) $3.1mm initial investment plus estimated renovations and tenant improvements of $7.9mm Potential Stabilized Yield 8% - 10% 50 20 yr lease term Est. Q4 ‘17 opening 39k sq foot anchor space 15 yr lease term Est. Q1 ‘17 opening Anchor Income Properties

Opportunistic Investment The Grove at Winter Park (Winter Park, FL) 51 Income Properties

CTO | Highlights | Portfolio Income Properties | Daytona

2016 Dispositions

($'s in millions)

$74.3 million in Proceeds

Property/Portfolio	Remaining Lease Term	Sales Price	Exit Cap Rate	Total Gain/(Loss)	PSF [1]
American Signature (Daytona Beach, FL)	3.8 yrs	$5.2	9.55%	$0.2	$99
CVS (Sebring, FL)	3.1 yrs	$2.4	12.10%	($0.2)	$218
Teledyne (Daytona Beach, FL)	9.3 yrs	$3.0	7.23%	$0.8	$195
Lowe's (Lexington, NC)	9.6 yrs	$9.1	6.29%	$0.3	$79
PNC Bank (Altamonte Springs, FL)	3.1 yrs	$3.0	9.53%	($0.9)	$727
14 Asset Portfolio [1]	14.7 yrs	$51.6	4.73%	$11.1	$402
Total	10.9 yrs	$74.3	5.79%	$11.3	$228

(1) Sales price per square foot

Weighted average exit cap rate **Favorable** to low end of Guidance

Harvesting Value ● Reinvest & Replace NOI

CONSOLIDATED TOMOKA

52

Commercial Loan As of September 30, 2016 Investments  $24.0 million invested Wtd. Avg. Rate 8.8% All investments made in 2014 DFW HYATT SOUTHGATE MALL GLENN HOTEL          $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ‘17            $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ‘17          $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ‘19 Opportunity to Monetize 53 Loan Investments

Golf Operations Annual Results for 2012 thru 2015 and YTD Q3 2016 Net Results – Cash Basis (1) (1) Aggregate of reported operating losses, capital expenditures and removal of non-cash straight-line lease adjustment 2012 2013 2014 2015 YTD Q3 2016 Membership Count 54 Golf Operations

(A) Liquidity and Leverage Update As of November 30, 2016  80% of Debt at Fixed Rates  Total Debt of $171.6mm  Weighted Average Rate of 3.9%  Weighted Average Maturity 5.6 years  Nearest maturity 2018  Estimated Available Capacity on Credit Facility ≈ $29mm Attractive Debt Rates and Duration 55

(C)(J) Share Repurchase Program Average Price/Share = $49.89 $14.1mm Since 2014 (1) As of November 30, 2016 Increased Pace 56 $ Invested Shares Purchased

Daytona Land Tanger Outlets as of 11.30.16 Tanger· Outrets $1 OOmm Investment-900 Jobs IITOMOKA CONSOLIDATED 57 Development on our

Daytona Land Tanger Outlets Grand Opening Tanger· Outlets IITOMOKA CONSOLIDATED Opened November 18, 2016 58 Development on our

Daytona Land Integra as of 11 .30.16 LAND COMPANY 264 Unit Multi-Family Project IITOMOKA CONSOLIDATED 59 Development on our

TopBuild as of 11 .30.1 6 Public Company Headquarters IITOMOKA coNsoLIDATED 60

Daytona Land CarMax as of 11 .30.1 6 Opened October '1 6 IITOMOKA CONSOLIDATED 61 Development on our

Daytona Land Orthopedic Clinic as of 11 .30.16 Medical Office IITOMOKA CONSOLIDATED 62 Development on our

Shareholder Friendly - Corporate Governance  2011 - 2015        2011 - Reduced Board of Directors from 11 to 7 (currently 8 until 2017 annual meeting) 2012 - Implemented Non-Staggered Board - Annual Election 2012 - Implemented claw-back provision for equity incentive plan 2011/2014 - Discontinued executive perks (pension, deferred comp, car, club)  2016                Hired Deutsche Bank – Comprehensive review of Strategic Alternatives Increased dividend– from $0.04 (semi-annual) to $0.04 (quarterly) Implemented claw-back for cash bonus plan Prohibited Margin of CTO Stock held by Executives & Board Enhanced stock ownership requirements for CEO & Board 7 of 8 Directors - Independent, Increased Diversity (7 to be nominated at ‘17 Annual Mtg.) Held First ever Earnings Calls (Q2 and Q3) and Investor Day Say-on-Pay Outreach by Board : feedback regarding compensation programs 63

2016 Guidance – Status As of September 30, 2016 (unless otherwise noted) Update (B)(1) Acquisition of Income-Producing Assets $70mm - $85mm $86.7mm Disposition of Income Properties (B)(K)(1) $15.0mm - $25mm (K) $22.7mm (K) Land Transactions (sales value) (B)(1) $25.0mm - $35.0mm $5.4mm (1) As of November 30, 2016 (2) Reported earnings per share. Earnings per share guidance provided in February 2016 excluded the gain on the disposition of the Portfolio Sale which equaled $1.20 per share, therefore for comparison to the Company’s earnings per share guidance the earnings per share would equal $0.76 per share. 64 Leverage Target (as % of Total Enterprise Value) (1)< 40%35.2% Target Disposition Yields (K) (1)7.00% - 10.00%8.20% Target Investment Yields (Initial Yield – Unlevered) (1)6% - 8%6.33% 2016 GuidanceYTD Q3 2016 Earnings per share (K)$2.75-$3.00/share$1.96/share(2)

Experienced Team Started with Company • Morgan Stanley • Morgan Stanley • Cobb Cole 14 Full-Time Employees 65 John P. Albright President and CEO • Archon Capital, a Goldman Sachs Company • Crescent Real Estate Equities 2011 Mark E. Patten Senior Vice President and CFO • Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG 2012 Daniel E. Smith Senior Vice President – General Counsel and Corporate Secretary • Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates) 2014 Steven R. Greathouse Senior Vice President – Investments • N3 Real Estate • Crescent Real Estate Equities 2012 Teresa J. Thornton-Hill Vice President - Corporate Counsel • ICI Homes • Rogers Towers, P.A. 2005 E. Scott Bullock Vice President of Real Estate • International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.) 2015

Board of Directors 66 Director Since John P. Albright President & Chief Executive Officer of the Company 2012 John J. Allen President of Allen Land Group, Inc. 2009 Laura M. Franklin Executive Vice President, Accounting & Administration of Washington REIT 2016 Jeffry B. Fuqua Chairman of the Board of the Company and President of Amick Holdings, Inc. 2009 William L. Olivari Certified Public Accountant and Partner of Olivari and Associates 2008 Howard C. Serkin Chairman of Heritage Capital Group, Inc. 2011 A. Chester Skinner, III Vice Chairman of the Board of the Company and President of Skinner Bros. Realty Co. 2010 Thomas P. Warlow, III President & Chairman - The Martin Andersen-Gracia Andersen Foundation, Inc. 2010

Endnotes A. B. Debt amount includes the face value of the Convertible Notes outstanding There can be no assurances regarding the likelihood or timing of the potential transaction(s) or, if including sales price any occur, the final terms C. D. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program $0.04 per share dividend per quarter represents $0.16 per share on an annualized basis which would be an increase of 100% from the prior annual dividend of $0.08 per share through May of 2016 Not Used Completion dates for construction are based on publicly available information Not Used Net operating income calculated as of November 30, 2016 = Rental income less direct costs of revenues and includes: (i) annualized rents and costs for acquisitions in 2015 & 2016 plus (ii) billboard income and does not include revenues and costs for any income properties sold in 2015 & 2016, and excludes non-cash items including impact of straight-line rent and amortization of lease intangibles. Sales price includes buyer’s assumption of $23.1 million mortgage loan secured by the properties As of the date of this presentation the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases under the $10 million program Does not include potential disposition of 14 properties and Subsurface Interests transaction There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof. Sold approximately $1.2 million of impact fees on October 18, 2016 E. F. G. H. I. J. K. L. M. 67

(NYSE MKT: CTO) Q & A 2016 Investor Day Presentation